UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     March 30,2006
                                                     -------------


                  Morgan Stanley Home Equity Loan Trust 2006-2
                  --------------------------------------------
                         (Exact name of issuing entity)

                        Morgan Stanley ABS Capital I Inc.
                        ---------------------------------
              (Exact name of depositor as specified in its charter)

                      Morgan Stanley Mortgage Capital Inc.
                      ------------------------------------
               (Exact name of sponsor as specified in its charter)




        Delaware                    333-121914-19              13-3939229
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation of depositor)      File Number              Identification No.
                                     of issuing entity)       of depositor)


1585 Broadway, New York, New York                                10036
--------------------------------------------------------------------------------
(Address of principal executive offices                  (Zip Code of depositor)
      of depositor

Depositor's telephone number, including area code       (212) 761-4000
                                                 -------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
            ------------

      On March 30, 2006, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance of the Morgan Stanley Home Equity Loan Trust 2006-2 Mortgage Pass-Through Certificates, Series 2006-2 (the "Certificates"). The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, HomEq Servicing Corporation, as a servicer, JPMorgan Chase Bank, National Association, as a servicer, First NLC Financial Services, LLC, as responsible party, and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, and Class B-3 Certificates (the "Publicly Offered Certificates"), having an aggregate initial principal amount of $954,402,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co.") and J.P. Morgan Securities Inc. (together with MS&Co., the "Underwriters") pursuant to an Underwriting Agreement, dated as of March 27, 2006, by and between the Company and the Underwriters. In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01.  Financial  Statements,   Pro  Forma  Financial  Information  and
            --------------------------------------------------------------------
            Exhibits.
            ---------

(c)   Exhibits

Exhibit 5 Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated as of March 30, 2006.

Exhibit 8 Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated as of March 30, 2006 (included as part of Exhibit 5).

Exhibit 23  Consent of Cadwalader, Wickersham & Taft LLP (included as part of
            Exhibit 5).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 30, 2006                      MORGAN STANLEY ABS CAPITAL I
                                          INC.




                                          By:  /s/ Steven Shapiro
                                             -------------------------
                                             Name:  Steven Shapiro
                                             Title: Executive Director

                                INDEX TO EXHIBITS

Item  601(a)  of                                                Paper (P) or
Regulation S-K                                                  ------------
Exhibit No.         Description                                 Electronic (E)
-----------         -----------                                 -------------

5                   Legality Opinion of Cadwalader,                (E)
                    Wickersham & Taft LLP, dated as of
                    March 30, 2006.

8                   Tax Opinion of Cadwalader, Wickersham          (E)
                    & Taft LLP, dated as of March 30,
                    2006 (included as part of Exhibit 5).

23                  Consent of Cadwalader, Wickersham &            (E)
                    Taft LLP (included as part of Exhibit 5).